UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

RIOT PLATFORMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93398-P50452 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O RIOT PLATFORMS, INC. 3855 AMBROSIA STREET, SUITE 301 CASTLE ROCK, CO 80109 RIOT PLATFORMS, INC. 2026 Annual Meeting Vote by June 8, 2026 11:59 P.M. ET You invested in RIOT PLATFORMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026. Vote Virtually at the Meeting* June 9, 2026 12:00 p.m. Eastern Time Virtually at: www.virtualstockholdermeeting.com/RIOT2026 Get informed before you vote View the Notice and Proxy Statement, as well as the 2025 Annual Report, online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93399-P50452 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Lance D’Ambrosio For 1b. Michael Turner For 2. Ratification on a non-binding advisory basis of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval, on a non-binding an advisory basis, of the compensation of the Company’s Named Executive Officers. For 4. Approve the Seventh Amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder. For NOTE: The named proxy is also authorized, in his discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.